[LETTERHEAD OF TURNER BROADCASTING SYSTEM, INC. APPEARS HERE]





                               November 13, 1996


VIA FEDERAL EXPRESS
-------------------
American Artists Film Corp.
1245 Fowler Street, NW
Atlanta, Georgia 30318
Attn: Rex Hauck
Tel: (404)876-7373
Fax: (404)885-9831

     RE: "TARGET EARTH"/TURNER ORIGINAL PRODUCTIONS, INC.
         ("TOP")

Dear Rex:

     This letter, once fully executed, shall constitute an amendment (the "Amendment") to the agreement ("Agreement") dated October 11, 1996 between TOP and American Artists Film Corporation ("Producer") relating to the above-referenced production (the "Program"). In consideration of the mutual promises contained herein and the mutual benefits to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Producer and TOP hereby agree as follows:

  1. The first sentence of Paragraph I.B. of the Agreement shall be deemed deleted in its entirety and replaced with the following:

          Producer developed a Budget for the Program which does not exceed Three Hundred Sixty-Eight Thousand One Hundred Dollars ($368,100).

  2. Unless otherwise expressly provided herein, all capitalized terms used in this Amendment shall have the same meaning as ascribed in the Agreement.

  3. Except as modified herein, the terms and conditions of the Agreement shall remain in full force and effect and shall govern the respective rights and obligations of the parties.

American Artists Film Corp.
Attn.: Rex Hauck
November 13, 1996
Page 2


     If the foregoing accurately reflects your understanding of this Amendment, please sign each of the four (4) enclosed duplicate originals in the spaces provided and return them to me for countersignature by an officer of TOP.

                                    Sincerely,

                                    /s/ Lee Brooks Rivera

                                    Lee Brooks Rivera
                                    Assistant General Counsel


Agreed and Accepted by:


AMERICAN ARTISTS FILM CORP.

By: /s/ J. Eric Van Atta
    -----------------------------

Title: Vice President
       --------------------------


TURNER ORIGINAL PRODUCTIONS, INC.

By: /s/ Pat Mitchell
    -----------------------------

Title: President
       --------------------------


LBR: sms

cc:  Pat Mitchell
     Louis Lettes
     George Puckhaber
     Vivian Schiller